Equitable Financial Life Insurance Company

Supplement dated December 3, 2020 to the prospectus for MOMENTUMSM dated May 1, 2020

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “prospectus”) offered by the Company. You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

Change of Trustee:

Effective on or about January 18, 2021, all paragraphs under “Trustee” in the section entitled “The MOMENTUMSM program” are deleted and replaced with the following:

Benefit Trust Company currently is the trustee under both the Pooled Trust and the Plan and Trust. The Plan and Trust and the Pooled Trust will not be available in certain states where the MOMENTUMSM contract may only be issued directly to the employer or plan trustee. Employers will not be able to use our full-service plan recordkeeping option in those states.

Benefit Trust Company currently is the trustee of the Governmental Plan’s Trust. Employers using the Governmental Plan’s Trust will not be able to use our full-service plan.

The sole responsibility of Benefit Trust Company is to serve as a party to the MOMENTUMSM contract. Neither has any responsibility for the administration of the MOMENTUMSM program or for any distributions or duties under the MOMENTUMSM contract.

MomentumSM is issued by and is a service mark of Equitable Financial Life Insurance Company

Distributed by affiliate Equitable Advisors (Equitable Financial Advisors in MI and TN)

1290 Avenue of the Americas, New York, NY 10104

Copyright 2020 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

IM-25-20 (12.20)
Inforce	Catalog No. 161814
AR Mail	#78550